UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2015

Monogram Residential Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36750	20-5383745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5800 Granite Parkway, Suite 1000

Plano, Texas

75024

(Address of principal executive offices)

(Zip Code)

(469) 250-5500

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement

On March 2, 2015, Monogram Residential Trust, Inc. (which may be referred to herein as the “Company,” “we,” “our” or “us”), entered into indemnification agreements with each of its directors and executive officers which require the Company, among other things, to indemnify each of these individuals against all expenses (including reasonable attorneys’ fees, investigation expenses and fees of expert witnesses), judgments, fines, and amounts paid in settlement reasonably incurred in connection with any threatened, pending or completed suit, action, claim, proceeding, arbitration or alternate dispute resolution mechanism, investigation or administrative hearing by reason of the fact that such person is or was (i) an officer, director, employee or agent of the Company or of any subsidiary or affiliated entity of the Company, or (ii) an officer, director, partner, trustee, member, manager, employee or agent of any other individual, corporation, partnership, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise that such person is or was serving at the Company’s request. The indemnification agreements also require the Company, if requested, to advance to an indemnified person all costs and expenses eligible for indemnification within 20 days of a request for indemnification, provided that the recipient undertakes to return any such advance if it is ultimately determined that the recipient is not entitled to indemnification for the amounts advanced.

The Company is not required to provide indemnification under its indemnification agreements for certain matters, including (i) indemnification beyond that permitted by Maryland law, (ii) indemnification in connection with certain proceedings or claims initiated, brought or made by or on behalf of the indemnified person, (iii) indemnification where a court having jurisdiction in the matter shall determine that the indemnified person made material assertions that were not in good faith or were frivolous, (iv) indemnification for liabilities for which the indemnified person has received payment under any insurance policy, or under a valid and enforceable indemnity clause, bylaw or agreement, (v) indemnification for liabilities or the payment of profits related to the purchase and sale of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or (vi) indemnification where a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful.

The information set forth herein with respect to the indemnification agreements does not purport to be complete in scope and is qualified in its entirety by the full text of the form of indemnification agreement, which will be filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM RESIDENTIAL TRUST, INC.
(Registrant)

March 2, 2015	/s/ Daniel J. Rosenberg
Daniel J. Rosenberg
Senior Vice President, General Counsel and Secretary